Exhibit 99.1
Investor Presentation November 2024 The Hangar on Vantage Campus South San Francisco, CA

Disclaimers This Healthpeak Properties, Inc. (the “Company”) presentation is solely for your information, is subject to change and speaks only as of the date hereof. This presentation is not complete and is only a summary of the more detailed information included elsewhere, including in our Securities and Exchange Commission (“SEC”) filings. No representation or warranty, express or implied, is made and you should not place undue reliance on the accuracy, fairness or completeness of the information presented. Forward-Looking Statements Statements contained in this presentation that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof. Examples of forward-looking statements include, among other things: (i) statements regarding timing, outcomes and other details relating to current, pending or contemplated acquisitions, dispositions, developments, redevelopments, densifications, joint venture transactions, leasing activity and commitments, financing activities, or other transactions discussed in this release, including statements regarding our anticipated synergies from our merger with Physicians Realty Trust (the "Merger"); (ii) information presented under the heading “Current 2024 Guidance” and outlooks relating to lab and outpatient medical; and (iii) potential capital sources and uses. Pending acquisitions, dispositions, development or redevelopment activity, joint venture transactions, leasing activity, and financing activity, including those subject to binding agreements, remain subject to closing conditions and may not be completed within the anticipated timeframes or at all. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Further, we cannot guarantee the accuracy of any such forward-looking statement contained in this release, and such forward-looking statements are subject to known and unknown risks and uncertainties that are difficult to predict. These risks and uncertainties include, but are not limited to: macroeconomic trends, including inflation, interest rates, construction and labor costs, and unemployment; risks associated with the merger, including, but not limited to, our ability to integrate the operations of the Company and Physicians Realty Trust successfully and realize the anticipated synergies and other benefits of the Merger or do so within the anticipated time frame; changes within the industries in which we operate; significant regulation, funding requirements, and uncertainty faced by our lab tenants; factors adversely affecting our tenants’, operators’, or borrowers’ ability to meet their financial and other contractual obligations to us; the insolvency or bankruptcy of one or more of our major tenants, operators, or borrowers; our concentration of real estate investments in the healthcare property sector, which makes us more vulnerable to a downturn in that specific sector than if we invested across multiple sectors; the illiquidity of real estate investments; our ability to identify and secure new or replacement tenants and operators; our property development, redevelopment, and tenant improvement risks, including project abandonments, project delays, and lower profits than expected; the ability of the hospitals on whose campuses our outpatient medical buildings are located and their affiliated healthcare systems to remain competitive or financially viable; our ability to develop, maintain, or expand hospital and health system client relationships; operational risks associated with third-party management contracts, including the additional regulation and liabilities of our properties operated through structures permitted by the Housing and Economic Recovery Act of 2008, which includes most of the provisions previously proposed in the REIT Investment Diversification and Empowerment Act of 2007 (commonly referred to as “RIDEA”); economic conditions, natural disasters, weather, and other conditions that negatively affect geographic areas where we have concentrated investments; uninsured or underinsured losses, which could result in significant losses and/or performance declines by us or our tenants and operators; our use of joint ventures that may limit our returns on and our flexibility with jointly owned investments; our use of fixed rent escalators, contingent rent provisions, and/or rent escalators based on the Consumer Price Index; competition for suitable healthcare properties to grow our investment portfolio; our ability to foreclose or exercise rights on collateral securing our real estate-related loans; any requirement that we recognize reserves, allowances, credit losses, or impairment charges; investment of substantial resources and time in transactions that are not consummated; our ability to successfully integrate or operate acquisitions; the potential impact on us and our tenants, operators, and borrowers from litigation matters, including rising liability and insurance costs; environmental compliance costs and liabilities associated with our real estate investments; our ability to satisfy environmental, social and governance and sustainability commitments and requirements, as well as stakeholder expectations; epidemics, pandemics, or other infectious diseases, including the coronavirus disease (Covid), and health and safety measures intended to reduce their spread; human capital risks, including the loss or limited availability of our key personnel; our reliance on information technology systems and any material failure, inadequacy, interruption, or security failure of that technology; volatility, disruption, or uncertainty in the financial markets; increased borrowing costs, including due to rising interest rates; cash available for distribution to stockholders and our ability to make dividend distributions at expected levels; the availability of external capital on acceptable terms or at all, including due to rising interest rates, changes in our credit ratings and the value of our common stock, bank failures or other events affecting financial institutions and other factors; our ability to manage our indebtedness level and covenants in and changes to the terms of such indebtedness; the failure of our tenants, operators, and borrowers to comply with federal, state, and local laws and regulations, including resident health and safety requirements, as well as licensure, certification, and inspection requirements; required regulatory approvals to transfer our senior housing properties; compliance with the Americans with Disabilities Act and fire, safety, and other regulations; laws or regulations prohibiting eviction of our tenants; the requirements of, or changes to, governmental reimbursement programs such as Medicare or Medicaid; legislation to address federal government operations and administrative decisions affecting the Centers for Medicare and Medicaid Services; our participation in the Coronavirus, Aid, Relief and Economic Security Act Provider Relief Fund and other Covid-related stimulus and relief programs; our ability to maintain our qualification as a real estate investment trust (“REIT”); our taxable REIT subsidiaries being subject to corporate level tax; tax imposed on any net income from “prohibited transactions”; changes to U.S. federal income tax laws, and potential deferred and contingent tax liabilities from corporate acquisitions; calculating non-REIT tax earnings and profits distributions; ownership limits in our charter that restrict ownership in our stock; provisions of Maryland law and our charter that could prevent a transaction that may otherwise be in the interest of our stockholders; conflicts of interest between the interests of our stockholders and the interests of holders of Healthpeak OP, LLC (“Healthpeak OP”) common units; provisions in the operating agreement of Healthpeak OP and other agreements that may delay or prevent unsolicited acquisitions and other transactions; our status as a holding company of Healthpeak OP; and other risks and uncertainties described from time to time in our Securities and Exchange Commission filings. Moreover, other risks and uncertainties of which we are not currently aware may also affect our forward-looking statements, and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by us on our website or otherwise. We do not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. Market and Industry Data This presentation also includes market and industry data that the Company has obtained from market research, publicly available information and industry publications. The accuracy and completeness of such information are not guaranteed. Such data is often based on industry surveys and preparers’ experience in the industry. Similarly, although Healthpeak believes that the surveys and market research that others have performed are reliable, such surveys and market research are subject to assumptions, estimates and other uncertainties and Healthpeak has not independently verified this information. Non-GAAP Financial Measures This presentation contains certain supplemental non-GAAP financial measures. While the Company believes that non-GAAP financial measures are helpful in evaluating its operating performance, the use of non-GAAP financial measures in this presentation should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP. We caution you that there are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool. Additionally, the Company’s computation of non-GAAP financial measures may not be comparable to those reported by other REITs. You can find reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the third quarter 2024 Discussion and Reconciliation of Non-GAAP Financial Measures available on our website at http://ir.healthpeak.com/quarterly-results. This document is hereafter referred to as the “3Q24 Non-GAAP” in these materials. Investor Presentation – November 2024 2

About Healthpeak Healthpeak is a leading owner, operator, and developer of real estate for healthcare discovery and delivery. Our real estate is uniquely positioned to benefit from the aging population and universal desire for better health with purpose-built lab campuses and a high-quality outpatient medical portfolio affiliated with leading health systems. 49M SF 700 Properties $24B Total Assets 5.3% Dividend Yield Baa1 / BBB+ Credit Rating S&P 500 Company Investor Presentation – November 2024 3 Baylor Scott & White Charles A. Sammons Cancer Center Dallas, TX – Outpatient Medical Portfolio Vantage South San Francisco, CA – Lab Portfolio Nexus on Grand South San Francisco, CA – Lab Portfolio Note, total square footage and property count as of 9/30/24. Total Assets based on gross book value as of 9/30/24. Dividend yield based on Healthpeak’s $1.20 annualized dividend and a share price of $22.45 as of 10/31/24. Future dividends are at the discretion of Healthpeak’s Board of Directors. Baa1 credit rating from Moody’s, BBB+ credit rating from S&P.

Why Invest in Healthpeak 4 ▪ Double digit earnings growth over the last three years (FFO as Adjusted +12% | AFFO +16%) ▪ Increased midpoints of 2024 guidance for FFO as Adjusted and AFFO by +4 pennies and same-store growth by +100 basis points vs original 2024 guidance ▪ Merger synergies tracking to $50M in 2024; outperformance driven by property management internalization ▪ YTD dispositions of $1.2B at a 6.5% cap rate; $188M of share repurchases at a high-7% implied cap rate ▪ YTD executed 1.7M SF of lab leases and 5.3M SF of outpatient medical leases Investor Presentation – November 2024 Executing With Excellence(1) Compelling Value and Growth Opportunity(1) 1) “Same-store growth” represents Merger-Combined Same-Store Cash (Adjusted) NOI growth. Reconciliations, definitions, and important discussions regarding the usefulness and limitations of the non-GAAP financial measures including AFFO, FFO as Adjusted, “EBITDAre”, and “Merger-Combined Same-Store” (referred to herein as “same-store” or “SS”) used in this presentation can be found in the 3Q 2024 Non-GAAP at http://ir.healthpeak.com/quarterly-results. 4% same-store growth represents the mid-point of Healthpeak’s 2024 same-store Guidance, see page 8 for details on estimated Cash NOI upside. Dividend yield based on Healthpeak’s $1.20 annualized dividend and a share price of $22.45 as of 10/31/24. Consensus NAV per share of $24.17 as of 10/31/24 per Capital IQ. ▪ Well-covered ~5.3% dividend yield + 4% same-store growth ▪ $60M future Cash NOI upside from marquee lab dev/redev campuses plus at least $10M additional merger synergies in 2025+ ▪ Under-levered balance sheet with $500M to $1B of dry powder for accretive investments ▪ Additional total return opportunity from stock price reversion to consensus NAV and historical FFO multiple

Under-Levered Balance Sheet with $500M to $1B of Dry Powder for Accretive Investments Debt Maturities 5 1) Credit metrics and debt maturities as of 9/30/24. Refer to 3Q24 Non-GAAP at http://ir.healthpeak.com/quarterly-results. Liquidity consists of Healthpeak’s cash and cash equivalents of $180M and available capacity under Healthpeak’s revolving credit facility. Net floating rate debt includes variable rate loans receivable of $106M. Weighted average maturity assumes one-year extension option is exercised for Healthpeak’s $250M unsecured term loan maturing 2/22/27. Weighted average interest rate based on coupon rate and excludes amortization of any discount / premium and deferred financing costs. Well-laddered maturities and BBB+ / Baa1 (stable) credit rating Investor Presentation – November 2024 $0.8 $0.7 $0.9 $0.9 $0.7 $0.3 $0.7 $0.8 $0.1 $0.4 $0.0 $0.9 $1.1 $1.2 $1.6 $1.5 $0.8 $1.1 $0.8 $0.3 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033+ Unsecured Bonds Unsecured Term Loans Secured Debt (Inclusive of Pro Rata JVs) 5.1x Net Debt to EBITDAre Key Credit Metrics(1) 3.7% Wtd Avg Interest Rate 0% Net Floating Rate Debt ~$3B Liquidity 4.4 Years Wtd Avg Debt Maturity 2.3% Secured Debt Ratio ($ in billions)

Double Digit Earnings Growth Over the Past Three Years 6 FFO as Adjusted per Share(1) AFFO per Share(1) $1.61 $1.80 2021 2024 $1.35 $1.57 2021 2024 +12% +16% Investor Presentation – November 2024 Earnings growth driven by development earn-in, property performance, merger synergies, and more efficient G&A 1) 2024 FFO as Adjusted and AFFO per share based on the mid-point of Healthpeak’s current guidance ranges provided on 10/24/24. Refer to 3Q24 Non-GAAP at http://ir.healthpeak.com/quarterly-results.

Increased Earnings Guidance 3 Times in 2024 7 FFO as Adjusted Same-Store Growth Original 2024 Guidance(1) Current 2024 Guidance Midpoint Variance $1.76 $1.80 + $0.04 $1.53 $1.57 + $0.04 3.0% 4.0% + 100 bps 1) Represents midpoint of Healthpeak’s original 2024 Outlook Guidance provided on 2/8/2024. Reconciliations, definitions, and important discussions regarding the usefulness and limitations of the non-GAAP financial measures can be found in the Discussion and Reconciliation of Non-GAAP Financial Measures for the fourth quarter 2023 (for Original 2024 Guidance) and the 3Q24 Non-GAAP (for Current 2024 Guidance), in each case at http://ir.healthpeak.com/quarterly-results. AFFO Investor Presentation – November 2024

Executed Leases to Capture >50% of $60M Cash NOI Upside from Marquee Development and Redevelopment Campuses 8 Vantage Development Gateway Development Portside Redevelopment Directors Place Redevelopment +$15M +$10M +$25M +$10M 1) Estimated stabilized cash NOI is based on a mid-point of current market rents. Subject to change based on market conditions. Refer to 3Q24 Non-GAAP for definition of Cash NOI. 2) Percent of upside corresponding to space that is committed via executed leases and outstanding LOIs. Earnings benefit from upside partially offset by a decrease in capitalized interest upon lease commencements. See 3Q 2024 Earnings Release for lease commencement dates. 3) The existing footprint of tenants referenced is approximately 145K SF, which we expect to backfill with new tenants in 2025 and beyond. Investor Presentation – November 2024 Recent Updates(3) ■ In October, signed a 205K SF lease with an existing private life science tenant Potential Upside 2025+ NOI(1) Leased / Committed Upside 2025+ NOI % Upside Leased or Committed(2) +$7M +$5M +$19M +$2M ~50% ~50% ~75% ~20% ■ In October, signed a 63K SF lease with an existing private biotech tenant ■ In 3Q, signed a 37K SF lease with a private biotech tenant and a 33K SF letter of intent (LOI) with a mid-cap biotech ■ In October, signed a 33K SF LOI with an existing private biotech tenant +$60M +$33M > 50%

Outperforming Merger Synergy Targets Investor Presentation – November 2024 9 Accelerated internalization and higher profit margins resulted in +$10 million of additional earnings benefit during 2024 Property Management Internalization Update Market SF (M) Completion Bay Area 6.2 Feb 2024 San Diego 2.2 Feb 2024 Dallas 2.0 Mar 2024 Nashville 1.8 Apr 2024 Louisville 1.5 Apr 2024 Seattle 0.8 Apr 2024 Chicago 0.6 Apr 2024 Indianapolis 0.3 Apr 2024 Wisconsin 0.2 Apr 2024 Arkansas 0.5 May 2024 Arizona 1.1 Jul 2024 Mississippi 0.2 Jul 2024 Denver 1.2 Sep 2024 Utah 0.8 Sep 2024 Year-to-Date Total 19.4 Additional Markets in 2025+ ~14 Previously Internalized ~5 Total ~38 3Q Revised 2024 Target + $50M 2024 Outperformance Original 2024 Target + $40M 1) Represents incremental merger-related synergies above the approximately $50 million incorporated into Healthpeak’s current 2024 Guidance. 2025+ Remaining Synergies(1) > $10M + $10M DOC 75+% internally managed upon completion

Lab Overview

We Continue to Outperform Investor Presentation – November 2024 11 Tenant Priority Checklist Prime Locations Brand Name and Reputation High-Quality Portfolio Scale and Expertise Established Industry Relationships Capitalization and Stability Healthpeak Competitive Advantage Exclusively located in top markets / submarkets: ~70% of ABR in South San Francisco, Torrey Pines, and Cambridge Industry leader for 20+ years partnering with leading biopharma tenants Purpose-built product at a range of price points and suite sizes to cater to diverse tenant requirements; ~85% of ABR from campuses 400K+ SF 11M SF portfolio with strategic land bank to fulfill tenant growth needs 200 existing tenant relationships overseen by best-in-class local teams in Bay Area, Boston, and San Diego markets Long-term owner with unencumbered BBB+ / Baa1 rated balance sheet provides comfort for tenants Year to Date Results: 1.7M SF of Leasing +7% Cash Rent MTM 96% Occupancy Prime Locations Established Industry Relationships High-Quality Portfolio Scale and Expertise Capitalization and Stability Brand Name and Reputation

Lab Market(1) Submarkets Percent of Total Healthpeak ABR Total SF Occupancy Operating | Total(2) Bay Area South San Francisco 19.4% 5,030K 95% | 83% Redwood City 2.9% 645K 96% | 96% Hayward 1.5% 530K 99% | 99% Boston West Cambridge 5.3% 1,430K 92% | 92% Lexington / Waltham 5.0% 1,315K 100% | 100% San Diego Torrey Pines 3.6% 1,160K 93% | 91% Sorrento Mesa 1.6% 900K 100% | 75% UTC 0.4% 135K 89% | 89% Total Healthpeak 39.7% 11.1M 96% | 88% Strategically Located in Long-Established Life Science Submarkets Investor Presentation – November 2024 12 Well-occupied portfolio with upside from lease-up of South San Francisco and Sorrento Mesa re/developments 1) Square footage includes operating portfolio and expected square footage from development and redevelopment properties. Percent of 3Q 2024 Annualized Base Rent (ABR) based on operating portfolio only. 2) Total occupancy by market and for Total Healthpeak includes the net impact of recently signed leases at re/development campuses.

Platform and Footprint to Drive Leasing and Capture Market Share Investor Presentation – November 2024 13 Select 2024 Lease Executions Existing Tenant Quarter Signed Campus Tenant Type Tenant Total SF SF Increase 4Q Portside Private Life Science 205,000 ~150,000 4Q Vantage Private Biotech 63,000 17,000 3Q Pointe Grand Private Biotech 51,000 51,000 3Q Seaport Mid-Cap Biotech 186,000(2) 43,000 3Q Gateway Private Biotech 37,000 37,000 3Q The Cove Private Biotech 36,000 36,000 2Q Torrey Pines Large-Cap Biopharma 86,000 21,000 ~200 Existing Tenants 75% of 2024 Lease Executions with Existing Tenants 83% TTM Tenant Retention(1) 1) TTM retention including 126,000 square foot lease that went direct with the former subtenant in 1Q24. 2) Tenant executed a 43K SF expansion lease in 2024, bringing total SF in the Healthpeak portfolio to 186K. Key Healthpeak Statistics

Biotech Capital Markets Activity Has Increased Significantly 14 Source: Baird Biotech Monthly ECM Report, October 2024. Percent increases may not add due to rounding. Investor Presentation – November 2024 Increased capital raising is having a direct and positive impact on Healthpeak’s leasing activity Year-Over-Year Increase Venture Capital +30% IPO +36% Follow-Ons +63% PIPEs +88% $0B $30B $60B 2023 1Q - 3Q 2024 1Q - 3Q Biotech Capital Raising 2023 vs 2024 $34B +50% increase $51B $2B $5B $11B $16B $3B $9B $14B $25B

Healthpeak Leasing Activity Has Accelerated Investor Presentation – November 2024 15 2024 leasing activity has increased significantly, Healthpeak is capturing market share, and the pipeline remains strong Key YTD 2024 Lab Leasing Statistics 0M 1M 2M 2023 1Q - Oct. 2024 1Q - Oct. Lab Lease Executions 2023 vs 2024 0.7M SF +145% increase 1.7M SF 3Q + Oct 2Q 1Q Majority of executions in 2Q & 3Q 1.7M SF Lease Executions 813K SF | 7% Renewals | MTM 871K SF New Leases 575K SF Outstanding LOIs 3Q + Oct 2Q 1Q

New Supply is Declining Precipitously with Essentially NO New Starts 16 1) Source: JLL Research; Includes lab deliveries in Greater DC, Boston, Denver, Philadelphia, New Jersey, Bay Area, Raleigh-Durham, San Diego, and Seattle. Investor Presentation – November 2024 The supply / demand environment is set up to improve significantly as we head into 2025+ 0M 20M 2022 2023 2024 2025 2026 2027 Vacant / Non-Pre-Leased Lab Deliveries(1) 4M SF 9M SF 16M SF 4M SF 0.5M SF 0M SF SF in millions 75% decrease

Limited 2025 & 2026 Lab Lease Maturities The majority of 2025 leasing requirements are either under LOI, in active discussions, or are anticipated redevelopments 2025 Lab Lease Expirations(1) 786K SF 207K SF under LOI Investor Presentation – November 2024 17 115K SF in active discussions 326K SF to be redeveloped at expiration 2026 Lab Lease Expirations(1) 172K SF already under LOI 448K SF 1) Lease expiration data as of 9/30/24. Categorization of lease expiration based on current outstanding LOIs and management assumptions.

Outpatient Medical Overview

4.7M 3.7M 2.0M 1.9M 1.5M 1.3M 1.3M 1.3M 1.3M 1.1M Dallas, TX Houston, TX Nashville, TN Louisville, KY Phoenix, AZ Denver, CO Atlanta, GA Philadelphia, PA Minneapolis, MN Seattle, WA Unmatched Outpatient Medical Portfolio & Platform 19 Best-in-class portfolio and platform differentiate Healthpeak 5.6 Year Remaining Lease Term 527 Properties 38M SF Investor Presentation – November 2024 Top 10 Outpatient Medical MSAs (Total Area in SF) 54% of OM ABR from Top 10 Markets Leading Scale & Portfolio Quality With Unmatched Experience & Health System Relationships 92% Occupancy 96% On-Campus or Affiliated 70% Leased to Health Systems Vertically Integrated Platform 89% TTM Retention Rate +7.8% YTD Cash Re-Leasing Spreads Note, portfolio data as of 9/30/24. 1) From 1Q19 through 2Q24, average quarterly outpatient medical same-store growth for the Healthpeak / Physicians Realty Trust composite was 2.6%. This compares to average growth of 2.3% for a composite of reported outpatient medical same-store growth for Healthcare Realty, Healthcare Trust of America, Welltower, and Ventas during the time periods for which publicly disclosed data was available. Sector Leading Same-Store Growth(1)

Anchored Assets(1) 68 Leased Area (SF) 5.0M Superior Relationships with Leading Health Systems in Each Local Market Investor Presentation – November 2024 20 Seattle Swedish CommonSpirit Healthpeak Relationships Within Top 10 OM Markets(2) 1) Anchor presence in table above defined as a >20,000 square foot lease with the respective system. 2) Top 10 OM Markets by Leased Area as of 9/30/24. Anchored Assets 37 Leased Area 2.1M Anchored Assets 10 Leased Area 0.8M Anchored Assets 13 Leased Area 0.8M Anchored Assets 8 Leased Area 0.8M Anchored Assets 10 Leased Area 0.7M Anchored Assets 9 Leased Area 0.5M Dallas HCA Baylor Scott & White McKesson Houston HCA Memorial Hermann CommonSpirit Nashville HCA Louisville UofL Health Norton Healthcare Atlanta Northside Denver HCA Minneapolis Allina Health Philadelphia Jefferson Health Phoenix HonorHealth Tenet Broad and deep health system relationships create outsized opportunities for internal and external growth

Abrazo Buckeye (Loan) Phoenix, AZ Estimated: 1Q 2025 Investment $21M Interest Rate 9.4% Size (SF) 63K % Pre-Leased 90% HonorHealth Pima (Loan) Phoenix, AZ Estimated: 4Q 2025 Investment $44M Interest Rate 7.5% Size (SF) 97K % Pre-Leased 86% Northside Medical Buford Atlanta, GA Delivered: 2Q 2024 Investment $38M Size (SF) 97K $ / psf $392 % Pre-Leased 100% Development & Loan Opportunities Create Pipeline for External Growth Note: Includes transactions executed by Healthpeak and Physicians Realty Trust. Investor Presentation – November 2024 21 Health system relationships provide proprietary opportunities for investment in trophy quality development assets Galen Aurora Denver, CO Estimated: 2Q 2025 Investment $40M Size (SF) 72K $ / psf $555 % Pre-Leased 100%

… with care delivery migrating to outpatient settings due to lower cost and consumer preference. Healthcare expenditures are increasing alongside the aging of America… Favorable Sector Fundamentals Sources: Kaiser Family Foundation (KFF) analysis of CMS ‘National Health Expenditure’ data; KFF analysis of Mark Farrah Associates ‘Health Coverage Portal’ data. OM Construction Data par Revista (Revistamed.com). Investor Presentation – November 2024 22 2015 - 2019 25.6M Ft / Yr 2020 - 2023 19.6M Ft / Yr 0M 15M 30M 2015 2016 2017 2018 2019 2020 2021 2022 2023 … reducing construction starts and increasing demand for existing facilities. Outpatient +17% Inpatient (15%) 75 100 125 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2018 2019 2020 2021 2022 2023 24 $532 $350 $450 $550 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2018 2019 2020 2021 2022 2023 2024 Inflation has increased the replacement cost of Outpatient Real Estate… Supply and demand fundamentals provide favorable backdrop for accelerating growth in rent and NOI CMS Projections of National Health Expenditures $7.7T $0T $4T $8T 2018 2020 2022 2024e 2026e 2028e 2030e 2032e OM Construction Cost PSF OM Construction Starts (SF) Growth of Visits by Insured Patients (1Q18 Baseline)

2,300 3,600 OM Dispositions Retained OM Assets Population Density Recent Dispositions Enhance Portfolio Quality Note: Dispositions include two properties currently under contract. 1) Current 5-mile population density shown as people per square mile. 5-mile population growth expectation from 2023-2028, weighted by leasable area. Source: Placer.ai. Investor Presentation – November 2024 23 Sale of 72 non-core assets for $876M fortifies Healthpeak’s leading OM portfolio 45k 72k OM Dispositions Retained OM Assets Average Property Size (SF) Market Sale # % Sale SF Ohio (Columbus & Cincinnati) 13 23% Nebraska (Omaha & Grand Island) 7 16% North Dakota (Bismarck, Minot, Williston) 7 12% New York (Syracuse & Rochester) 7 11% Improved Portfolio Quality Market Demographics(1) 88% 96% OM Dispositions Retained OM Assets On Campus / Affiliated 57% 70% OM Dispositions Retained OM Assets % Leased to Health Systems 2.4% 3.3% OM Dispositions Retained OM Assets Expected Population Growth Rate Disposition Portfolio Markets

Discussion Lease KPIs & Maturity Schedule CommonSpirit Renewal Exceeded Street Expectations Investor Presentation – November 2024 24 ■ In July 2024, Healthpeak executed an early lease renewal with CommonSpirit, extending the entirety of the Company’s 2M square foot relationship □ Prior to this extension, 80% of related leases were due to expire in 2026, 2027, and 2028 ■ This renewal exemplifies DOC’s focus on the cultivation of long-term relationships with leading health systems □ Added +8 years of lease term, increasing in-place WALT to +11 years □ Achieved +13% blended cash re-leasing spread □ Annual escalator increased from 2.5% to 3.0% 2M SF Renewed Square Footage +13% Cash Re-Leasing Spread +3.0% New Annual Escalator +8.2 Years Lease Term St Luke’s Health - Springwoods Village Added Spring, TX